EXHIBIT 32.1
                          ODYSSEY PICTURES CORPORATION
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Odyssey Pictures Corporation (the Company) on Form 10-K/A for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John Foster, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Odyssey Pictures Corporation and will be retained by Odyssey Pictures Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

November 14, 2003

/s/ John Foster
---------------------------
John Foster
Chief Executive Officer and
Chief Financial Officer